United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement
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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Materials under § 240.14a-12

BITCOIN DEPOT INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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No fee required.
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

#4858-3173-1422v7

BITCOIN DEPOT INC.
3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(678) 435-9604
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 19, 2024

To the Stockholders of Bitcoin Depot Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Bitcoin Depot Inc. (the “Company”) to be held on December 19, 2024 at 1:45 p.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.proxydocs.com/BTM. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

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To elect seven director nominees to serve as directors until the next Annual Meeting;
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To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and
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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

The record date for the meeting will be October 22, 2024 (the “Record Date”). Only holders of record of our Class A common stock and Class V common stock, which we refer to collectively as our “Voting Common Stock” at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Holders of Voting Common Stock vote together as a single class on all matters on which stockholders are generally entitled to vote.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Brandon Mintz
Brandon Mintz
President, Chief Executive Officer and Chairman

November 7, 2024
Atlanta, Georgia

PROXY STATEMENT
TABLE OF CONTENTS

ABOUT THE MEETING

PROPOSAL 1

CORPORATE GOVERNANCE

Board of Directors Composition

Board Membership Diversity

Stockholder Nominations for Directorships

Board Leadership Structure and Role in Risk Oversight

Stockholder Communications

Anti-Hedging Policy

INFORMATION CONCERNING EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

Outstanding Equity Awards at December 31, 2023

DIRECTOR COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

REPORT OF THE AUDIT COMMITTEE*

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

TRANSACTIONS WITH RELATED PERSONS

PROPOSAL 2

STOCKHOLDER PROPOSALS

ANNUAL REPORT

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

OTHER MATTERS

i

BITCOIN DEPOT INC.
3343 PEACHTREE ROAD NE, SUITE 750

ATLANTA, GA 30326
PROXY STATEMENT

This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 19, 2024 at 1:45 p.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.proxydocs.com/BTM using the 16-digit control number on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to our “Voting Common Stock” are to our Class A common stock, par value $0.0001 per share (“Class A common stock”), Class B common stock, par value $0.0001 per share (“Class B common stock”), Class M common stock, par value $0.0001 per share (“Class M common stock”), Class O common stock, par value $0.0001 per share (“Class O common stock”), and Class V common stock, par value $0.0001 per share (“Class V common stock”) and references to our “stockholders” are to the holders of our Voting Common Stock. Our Class E Common Stock is not entitled to vote on any proposal submitted to our stockholders at the Annual Meeting.

Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of Bitcoin Depot Inc. (the “Company” or “Bitcoin Depot”). This Proxy Statement is first being made available to stockholders on or about November 7, 2024. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on December 19, 2024.

Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2023 and proxy card are available on the Internet at www.proxydocs.com/BTM Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

We are using the “notice and access” system adopted by the SEC relating to the delivery of our proxy materials over the Internet. As a result, we mailed to our stockholders of record a notice (the “Notice”) about the Internet availability of the proxy materials instead of mailing a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”). The Notice provides instructions on how you can obtain a copy of this proxy statement and a copy of the Annual Report, by either viewing online, by requesting an electronic copy of these documents, or by requesting a written copy of these documents. Therefore, unless we receive a specific request from a stockholder requesting to receive proxy materials in printed form by mail or electronically by email, we will not be providing a copy of the proxy materials to stockholders.

ABOUT THE MEETING

When is the Annual Meeting?

The annual meeting of holders of our Voting Common Stock will be held on December 19, 2024.

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

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To elect seven director nominees to serve as directors until the next Annual Meeting;
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To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and
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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Who is entitled to vote at the meeting?

Only stockholders of record of our Voting Common Stock at the close of business on the record date, October 22, 2024 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Our Voting Common Stock consists of:

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Class A common stock entitling the holder thereof to one vote for each share held of record;
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Class B common stock entitling the holder thereof to one vote for each share held of record;
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Class M common stock entitling the holder thereof to ten votes for each share held of record;
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Class O common stock entitling the holder thereof to one vote for each share held of record; and
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Class V common stock entitling the holder thereof to ten votes for each share held of record.

Holders of our Voting Common Stock vote together as a single class on all matters on which stockholders are generally entitled to vote. As a result, holders of record of each class of our Voting Common Stock have the right to vote on all matters brought before the Annual Meeting.

As of the Record Date, we had:

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17,922,048 shares of Class A common stock outstanding, representing 4.17% of the votes entitled to be cast at the meeting;
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41,193,024 shares of Class V common stock outstanding, representing 95.84% of the votes entitled to be cast at the meeting.

As of the Record Date, we did not have any shares of Class B common stock, Class M common stock or Class O common stock outstanding.

As of the Record Date, Brandon Mintz, our Chief Executive Officer, President and Chairman, and his affiliates held a number of shares of our Class A common stock and Class V common stock representing an aggregate 95.84% of the vote of our Voting Common Stock.

Who can attend the meeting?

All holders of our Voting Common Stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.proxydocs.com/BTM using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 1:45 p.m. Eastern Time on December 19, 2024. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxydocs.com/BTM commencing on or about November 7, 2024. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting www.proxydocs.com/BTM. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote at the Annual Meeting. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Odyssey Transfer and Trust Company to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all issued and outstanding shares of our Voting Common Stock will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote or submit a proxy to vote?

You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Submit a Proxy to Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxydocs.com/BTM, and following the instructions provided in the proxy card that accompanied the proxy materials. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on December 18, 2024. If your shares are held with a stockbroker, bank or other nominee, you can submit a proxy to vote by internet by following the instructions specified on your voting instruction card sent by your stockbroker, bank or other nominee.

Submit a Proxy to Vote by Telephone

If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing 866-230-6364. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on December 18, 2024. If your shares are held with a stockbroker, bank or other nominee, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card sent by your stockbroker, bank or other nominee.

Submit a Proxy to Vote by Mail

You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Odyssey, P.O. BOX 8016, CARY, NC 27512-9903. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on December 18, 2024.

Vote at the Annual Meeting

If you are a holder of record of our Voting Common Stock you will have the right to vote during the Annual Meeting on www.proxydocs.com/BTM. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote at the Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

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filing with the Secretary of the Company a notice of revocation;
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submitting a later-dated proxy to vote by telephone or on the Internet;
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sending in another duly executed proxy bearing a later date; or
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attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest proxy or vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy in any of the manners set forth above or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Please follow the instructions provided to you by your broker, bank or other nominee in order to vote your Voting Common Stock. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

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With respect to the first proposal (election of directors, “Proposal 1”), the directors are elected by a plurality of the votes cast by holders of our Voting Common Stock present in person or represented by proxy and entitled to vote. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.
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The second proposal, to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 2”), requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our Voting Common Stock, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.
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With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

As of the Record Date, Brandon Mintz, our Chairman, President and Chief Executive Officer and his affiliates held all of our Class V common stock and certain shares of our Class A common stock and controlled 95.84% of the vote of our Voting Common Stock. Mr. Mintz has indicated an intent to vote in accordance with the recommendations of the Board of Directors and, therefore, we expect each of the proposals will be approved by our stockholders.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein and the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending

December 31, 2024 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each director nominee and FOR the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Are dissenters’ rights available?

Under the General Corporation Law of the State of Delaware, our stockholders will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.
What are “broker non-votes”?

Generally, a broker non-vote occurs when shares held by a bank, broker or other nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner and (ii) the nominee lacks discretionary voting power to vote such shares. Under applicable rules of the NASDAQ Capital Market ( “Nasdaq”), banks, brokers and other nominees who hold shares of the Voting Common Stock for beneficial owners have the discretion to vote on routine matters when they have not received voting instructions from those beneficial owners. On a non-routine matter, banks, brokers and other nominees do not have the discretion to direct the voting of the beneficial owners’ shares (as they do on a routine matter), and, if the beneficial owner has not provided voting instructions with respect to that matter, there will be a “broker non-vote” on the matter. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted for each proposal to be voted upon. You should provide voting instructions for your shares by following the instructions provided on the voting instruction form that you receive from your bank, broker or other nominee.

The election of directors (Proposal 1) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and therefore, a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Implications of Being a “Smaller Reporting Company” and “Emerging Growth Company”

We qualify as a “smaller reporting company” and as an “emerging growth company” as such terms are defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we are allowed to and have taken advantage of specified exemptions and reduced disclosure obligations, including with respect to executive compensation disclosure, in our periodic reports and proxy statements, and with respect to the requirement to hold a vote on the stockholder approval of our executive compensation.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board is currently composed of seven directors, all of whom are being nominated for re-election at this Annual Meeting.

Directors are elected by a plurality of the votes cast. The nominees receiving the highest number of affirmative votes will be elected. Since we have nominated only seven individuals to serve as directors and Mr. Mintz will vote in accordance with the recommendation of the Board, all of the nominees should be elected to continue serving as members of our Board of Directors. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Vacancies on the Board may be filled only with persons elected by a majority of the remaining directors or by a sole remaining director. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age and position and tenure of the individuals nominated at the Annual Meeting:

Name	Age	Position	Served as a Director Since
Brandon Mintz	30	President, Chief Executive Officer and Chairman of the Board	2023
Scott Buchanan	33	Chief Operating Officer, Director	2023
Dan Gardner	42	Director	2023
Teri G. Fontenot	71	Director	2024
Daniel Stabile	41	Director	2023
Bradley Strock	61	Director	2023
Tim Vanderham	46	Director	2023

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each of them, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that each of them should continue to serve as members of our Board.

Brandon Mintz Brandon Mintz has served as President, Chief Executive Officer, and Chairman of the board of directors of Bitcoin Depot since the closing of the Company’s de-SPAC transaction (the “Business Combination”) on June 30, 2023. Mr. Mintz founded and has served as the President and Chief Executive Officer of Bitcoin Depot since its inception in June 2016. Prior to founding Bitcoin Depot, Mr. Mintz founded and served as Chief Executive Officer of Premier Technologies, LLC beginning in November 2013. Mr. Mintz holds a B.B.A. in Marketing from the University of Georgia. Mr. Mintz was recognized by Ernst & Young as a finalist for the 2021 Southeast Entrepreneur of the Year. As the founder of Bitcoin Depot, we believe Mr. Mintz is qualified to serve as director because of his historical knowledge about the cryptocurrency industry, deep understanding of our business and entrepreneurial spirit and leadership.

Scott Buchanan Scott Buchanan has served as a director and Chief Operating Officer of Bitcoin Depot since the closing of the Business Combination. Mr. Buchanan has served as Bitcoin Depot’s Chief Operating Officer since March 2022, and also served as Bitcoin Depot’s Chief Financial Officer from August 2020 to January 2023. From June 2019 to August 2020, Mr. Buchanan served as Bitcoin Depot’s Vice President of Finance/HR. Before his

tenure at Bitcoin Depot, Mr. Buchanan worked at Acuity Brands (NYSE: AYI) in different finance-related roles beginning in December 2015. Mr. Buchanan holds a B.S. in Accounting from North Carolina State University and a Masters of Science in Accountancy from Wake Forest School of Business. Mr. Buchanan is a certified public accountant. We believe Mr. Buchanan is qualified to serve on Bitcoin Depot’s board of directors because of his finance-related expertise and credentials and his deep understanding of our business and operations.

Dan Gardner Dan Gardner has served as a director of Bitcoin Depot since the Closing. Mr. Gardner founded Gardner Capital Group and has served as its Chief Executive Officer since November 2020. Within the Gardner Capital portfolio, Mr. Gardner has served as a Principal to Correlate, LLC and ValuFi, LLC since December 2020 and April 2021, respectively. He co-founded and has been a partner of GPF Holdings since April 2019, and of Nova Group, LLC since January 2021. He has also served as Senior Advisor at CentSai since August 2020. From February 2013 to November 2020, Mr. Gardner worked as a Consultant and Director of Strategic Accounts and Acquisitions at Paramount Management Group, a wholly owned subsidiary of Heller Capital. During his tenure at Paramount, Mr. Gardner led the consolidation of ATM companies across the continental United States and Puerto Rico. In January 2006, Mr. Gardner co-founded Select-A-Branch, an ATM software company, where he developed patented software capable of delivering branded, surcharge-free ATM transactions for an unlimited number of financial institutions at each ATM. Select-A-Branch was acquired in February 2013 by Seven Bank, Ltd. Mr. Gardner serves on the advisory board of Univest Bank & Trust. He also serves on the boards of two Philadelphia nonprofits: Impact Services Corporation and Philly Startup Leaders. Mr. Gardner holds a Bachelor of Science in Business Administration and Management from the College of Charleston. We believe Mr. Gardner is qualified to serve on Bitcoin Depot’s board of directors because of his expertise in both business development strategies and transportation in the electronic payments industry, as well as his significant experience and ability to provide valuable insight and guidance regarding mergers and acquisitions.

Teri Fontenot Teri Fontenot has served as a director of Bitcoin Depot since July 1, 2024. Ms. Fontenot is CEO Emeritus of Woman’s Hospital in Baton Rouge, Louisiana, one of the nation’s largest and preeminent women’s specialty hospitals. Her leadership service includes serving as President and CEO of Woman’s Hospital for more than 23 years. After serving as chief financial officer at three health systems, Ms. Fontenot, a Fellow of the American College of Healthcare Executives (FACHE), joined Woman’s Hospital in 1992 as CFO and became CEO in 1996. Under her leadership, Woman’s Hospital became the largest birthing hospital and neonatal intensive care unit in Louisiana. It is also the only independent, nonprofit women’s hospital in the country. Her leadership service includes numerous state and national healthcare boards, including terms as Chair of the American Hospital Association and the Louisiana Hospital Association. Ms. Fontenot currently serves as an independent director and member of the Audit Committee of each of Amerisafe, Inc. and AMN Healthcare Services Inc.

Daniel Stabile Daniel Stabile has served as a director of Bitcoin Depot since the closing of the Business Combination. Mr. Stabile has been a Partner at Winston & Strawn LLP since May 2022, serving as a co-chair of the firm’s Digital Assets and Blockchain Technology Group. Mr. Stabile also served as a vice chairperson of the Miami-Dade County Cryptocurrency Task Force. Prior to his tenure at Winston, he was an attorney at Shutts & Bowen from March 2012 to May 2022, and at Dewey & LeBoeuff LLP from September 2008 to March 2012. Mr. Stabile has over 10 years of experience as an attorney with expertise in the distributed ledger, blockchain and digital asset sector. Mr. Stabile has advised banks, broker-dealers, FinTech companies and other businesses regarding their implementation of blockchain technology, as well as government officials and regulators on digital asset technology and regulation. He has also represented financial institutions and other businesses in contentious matters and disputes, including government investigations and enforcement actions, arbitrations and civil litigations. Mr. Stabile hold both a BA in Philosophy from the University of Virginia and a JD from The George Washington University Law School. We believe Mr. Stabile is uniquely qualified to serve on Bitcoin Depot’s board of directors because of his crypto regulatory industry related expertise and his legal expertise related to digital assets.

Bradley Strock Bradley Strock has served as a director of Bitcoin Depot since the closing of the Business Combination. Mr. Strock has served as President of Klaxon Holdings, LLC since January 2019. Mr. Strock served as Chief Information Officer at PayPal from October 2014 to December 2018, and from March 2011 to October 2014 he served as PayPal’s Vice President of Global Operations Technology. Prior to joining PayPal in 2011, Mr. Strock held several senior executive roles at Bank of America and at JP Morgan Chase. Mr. Strock served on the board of directors of Elevate Credit, Inc. from January 2018 to February 2023, and was a member of Elevate’s Compensation Committee and Chairperson of its Risk Committee. Mr. Strock has also served on the board of

Ascensus, LLC, a financial services and technology company, since February of 2023. Mr. Strock has also served on the board of Kiavi, Inc., one of the nation’s largest lenders to real estate investors, from December 2021 to September 2022. Mr. Strock also serves on the board of Hiigna, Inc., a non-profit organization providing micro-finance loans in Africa. He received his MSM (MBA) from the Krannert School of Management at Purdue University, along with a BS in Mechanical Engineering from Purdue. We believe Mr. Strock is qualified to serve on Bitcoin Depot’s board of directors because of his experience in transformative technology, information security, growth strategies and advanced analytics as a senior executive.

Tim Vanderham Tim Vanderham has served as a director of Bitcoin Depot since the closing of the Business Combination. Mr. Vanderham has served as the COO for Featurespace since March 2023 where he leads the company's overall operations globally. Featurespace is a financial services company that provides real time machine learning and artificial intelligence solutions to help prevent fraud and financial crime with companies large and small across the globe. He has served on the technology advisory board of Ryan, LLC since December 2022 and also serves as a member of the President’s advisory board at Georgia Institute of Technology. Mr. Vanderham served as Chief Technology Officer and Executive Vice President at NCR from July 2018 to March 2022. During his tenure at NCR, he led the Software Strategy, Engineering and Innovation teams, integrating and consolidating such teams into one unit under the company’s new organizational structure. Prior to joining NCR, he served as Chief Technology Officer at Thomson Reuters for its Tax and Accounting division. Mr. Vanderham held several key roles at IBM, including the position of Vice President of Development and Operations of IBM Cloud Platform Services (Bluemix) which he held from February 2014 to October 2016. Mr. Vanderham received his BS in Mechanical Engineering from South Dakota State University. We believe Mr. Vanderham is qualified to serve on Bitcoin Depot’s board of directors because of his experience serving as Chief Technology Officer at a public payments company and a public technology company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Board of Directors Composition

Our business and affairs are organized under the direction of our Board. Our Board meets on a regular basis and additionally as required. In accordance with the terms of the Bylaws, our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of seven directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding Board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

Board Membership Diversity

The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the table below has the meaning used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of October 22, 2024)

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background			-

Controlled Company Status and Director Independence

The Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. However, BT Assets, Inc., an entity owned by Brandon Mintz, our Chairman, President and CEO (“BT Assets”), beneficially owns a majority of the voting power of all outstanding shares of the Company’s Voting Common Stock. As a result, the Company is a “controlled company” within the meaning of the Nasdaq listing rules. Under the Nasdaq listing rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (i) that a majority of its board of directors consist of independent directors, (ii) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (iii) that director nominees must either be selected, or recommended for the board of directors’ selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that person meets the categorical standards evaluated by the Nasdaq. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Ms. Fontenot and Messrs. Gardner, Stabile, Strock and Vanderham are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. While the Board of Directors is comprised of a majority of independent directors and therefore does not avail itself of the exemption described in clause (i) of the prior paragraph, the Company currently avails itself of the exemptions described in clauses (ii) and (iii) of the prior paragraph.

Information Regarding Committees of the Board of Directors

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees has authority to engage legal counsel or other experts or consultants at the expense of the Company, as it deems appropriate to carry out its responsibilities. Copies of the committee charters are available on the investor relations page of our website, www.BitcoinDepot.com. The information on our website is not part of this proxy statement. The composition and function of each of these committees are described below.

Audit Committee

The rules of the SEC and listing standards of Nasdaq require that the audit committee of the Company (the “Audit Committee”) be comprised of at least three directors who meet the enhanced independence and experience standards established by Nasdaq and the Exchange Act as they relate to audit committees. Our Audit Committee consists of Ms. Fontenot, Mr. Strock and Mr. Vanderham, with Ms. Fontenot serving as the chair of the Audit Committee. Each member of the Audit Committee is independent and financially literate, in each case, as required by the rules of the SEC and Nasdaq, and the Board has determined that Ms. Fontenot qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to the Bitcoin Depot board of directors, including: the integrity of our financial statements, including the financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, the qualification, independence and selection of Bitcoin Depot’s independent registered public accounting firm, the scope of Bitcoin Depot’s annual audits and other work performed by the independent registered public accounting firm, pre-approval fees to be paid to the independent registered public accounting firm and overseeing the work of the internal auditors,. In addition, the Audit Committee oversees Bitcoin Depot’s compliance programs relating to legal and regulatory requirements. The Audit Committee also reviews and approves or disapproves of related party transactions. The purpose and responsibilities of our Audit Committee are set forth in the Audit Committee Charter adopted by our Board on June 30, 2023.

The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. Management, including the outside provider of internal audit, and the independent registered public accounting firm have more time, knowledge and detailed information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

Compensation Committee

Because the Company is a “controlled company” within the meaning of the Nasdaq corporate governance rules, we are not currently required to have a fully independent compensation committee. Our compensation committee (the “Compensation Committee”) currently consists of Mr. Gardner, Mr. Mintz and Mr. Stabile, with Mr. Mintz serving as the chair of the Compensation Committee.

The Compensation Committee reviews and approves, or recommends that our Board approve, the compensation of Bitcoin Depot’s chief executive officer, reviews and recommends to the Board the compensation of

Bitcoin Depot’s non-employee directors, reviews and approves, or recommends that the Board approve, the terms of compensatory arrangements with Bitcoin Depot’s executive officers, administers Bitcoin Depot’s incentive compensation and benefit plans, selects and retains independent compensation consultants and assesses whether any of Bitcoin Depot’s compensation policies and programs has the potential to encourage excessive risk-taking. The purpose and responsibilities of our Compensation Committee are set forth in the Compensation Committee Charter adopted by our Board on June 30, 2023.

Nominating and Corporate Governance Committee

Because the Company is a “controlled company” within the meaning of the Nasdaq corporate governance rules, we are not currently required to have a fully independent nominating and corporate governance committee (the “NCG Committee”). Our NCG Committee currently consists of Mr. Mintz, Mr. Stabile and Mr. Strock, with Mr. Mintz serving as the chair of the NCG Committee.

The NCG Committee identifies, evaluates and recommends qualified nominees to serve on the Board, considers and makes recommendations to the Board regarding the composition of the Board and its committees, oversees Bitcoin Depot’s internal corporate governance processes, maintains a management succession plan and oversees an annual evaluation of the Board’s performance. The purpose and responsibilities of our NCG Committee are set forth in the NCG Committee Charter adopted by our Board on June 30, 2023.

Code of Ethics

The Board approved and adopted a new Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to our CEO, CFO and all other employees, officers and directors of the Company. A copy of the Code of Conduct can be found in the Investor Relations section of the Company’s website at https://bitcoindepot.com/investor-relations. In accordance with Nasdaq and SEC rules, we intend to disclose on our website any future amendments to our Code of Conduct, or waivers from our Code of Conduct for our Chief Executive Officer or Chief Financial Officer.

Compensation Committee Interlocks and Insider Participation

Brandon Mintz served as Chair of the Compensation Committee and also served as our President and Chief Executive Officer during 2023. None of our executive officers served on the compensation committee or board of any company that employed any member of the Compensation Committee or our Board.

Limitations on Liability and Indemnification of Officers and Directors

The Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) limits the liability of the directors and officers to the fullest extent permitted by the DGCL and provides that Bitcoin Depot will provide them with customary indemnification and advancement of expenses.

In addition, we entered into separate indemnification agreements with our directors and officers. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of our directors or officers or any other company or enterprise to which the person provides services at its request.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe these provisions in the Amended and Restated Charter and the Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the NCG Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. All such recommendations will be forwarded to our NCG Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis:

•
the name and address of record of the security holder;
•
the class and series and number of shares of stock of the Company that are beneficially owned by the security holder;
•
a representation that the security holder is a record holder of the Company’s securities as of the date of the recommendation and as of the Record Date, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”);
•
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;
•
a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
•
a description of any arrangements or understandings between the security holder and the proposed director candidate;
•
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting; and
•
a representation that the security holder intends to appear in person or by proxy at the Annual Meeting to nominate the proposed director candidate.

Assuming that appropriate information is provided for candidates recommended by stockholders, the NCG Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter. There have been no changes to the procedures by which stockholders may recommend nominees to our Board.

Board Leadership Structure and Role in Risk Oversight

The chief executive officer and chairman positions are held by Brandon Mintz. Mr. Mintz also beneficially owns approximately 95.84% of the voting power of our Voting Common Stock as of October 22, 2024. Bradley Strock serves as the lead independent director of our Board. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board believes that the combination of the chief executive officer and chairman roles with an experienced, lead independent director creates the most effective and balanced board leadership structure for the Company at this time.

The Board believes that Mr. Mintz is best positioned to chair regular board meetings because of his primary responsibility for the Company’s day-to-day operations and his extensive knowledge and understanding of our industry and all aspects of the Company, our business and risks, and our customers. The Board’s current view is that a combined chief executive officer and chairman position, together with non-executive independent directors and an engaged lead independent director, promotes responsible corporate governance and the appropriate oversight for our Company. As lead independent director, Mr. Strock presides over periodic meetings of our independent directors, serves as a liaison between the Chairman of our Board and the independent directors and performs such additional duties as the Board may otherwise determine and delegate.

Our Audit Committee is primarily responsible for overseeing our risk management processes. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s risk strategy. While the Audit Committee oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

Our Compensation Committee generally oversees risks associated with our executive compensation program.

In recognition of the unique and evolving risks posed by cybersecurity and data protection, the Board determined to delegate to the Audit Committee the responsibility of overseeing risks related to cybersecurity, data protection (including confidential, proprietary and personal information, reputation and goodwill in all forms) and other similar risks. The Audit Committee is also responsible for overseeing and assisting in the establishment of policies and procedures to mitigate such risks. For instance, the Company maintains a global set of security policies and standards and regularly evaluates response readiness, disaster recovery or business continuity considerations. In addition, all employees receive annual cybersecurity training.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

Board Meetings and Attendance

The Board held 4 meetings between June 30, 2023 (the date we consummated our Business Combination) and December 31, 2023. In addition, the Audit Committee held 7 meetings, the Compensation Committee held 1 meeting and the NCG Committee held 1 meeting during the same period. Although the Company does not have a formal policy regarding director attendance at the annual meeting of stockholders, all directors are encouraged to attend. All directors who served on the Board during this period attended at least 75% of the Board and applicable committee meetings held.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications. Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326, Attention: Secretary.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Brandon Mintz	30	President, Chief Executive Officer and Chairman of the Board	2016
Scott Buchanan	33	Chief Operating Officer, Director	2022
Glen Leibowitz	54	Chief Financial Officer	2023
Mark Smalley	55	Chief Compliance Officer	2020

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows (for information about Mr. Mintz and Mr. Buchanan, see “Proposal 1 – Election of Directors” above):

Glen Leibowitz. Glen Leibowitz has served as Bitcoin Depot’s Chief Financial Officer since January 2023. Mr. Leibowitz previously served as Chief Financial Officer for Acreage Holdings, Inc. from March 2018 to April 2021. He has over 20 years of finance and accounting experience with expertise in building and scaling operations, improving controls and working to manage an organization through accelerated business growth, and has also served as a board member of not-for-profit organizations. From October 2016 to February 2018, Mr. Leibowitz worked as an independent consultant, advising clients in the financial services industry on GAAP accounting standards and SEC financial statement disclosure and presentation. From 2007 to 2016, Mr. Leibowitz held various key roles at Apollo Global Management LLC, including the accounting lead in taking the organization public in 2011. Under his tenure, he implemented the public reporting framework, accounting policies and directed the company-wide Sarbanes-Oxley program. Prior to Apollo, Mr. Leibowitz spent almost 10 years at PricewaterhouseCoopers focused on multiple complex foreign registrant financial statements and client IPO documents across sectors including: alternative asset managers, Internet/software, telecommunications, pharmaceutical, and mining.

Mark Smalley. Mark Smalley serves as a Compliance Officer of Bitcoin Depot. Mr. Smalley has served as Bitcoin Depot’s Chief Compliance Officer since March 2020. Before his tenure at Bitcoin Depot, Mr. Smalley worked at AML RightSource as a Risk & Regulatory Senior Manager from 2018 to 2020. He also served as a Risk & Regulatory Consultant at Crowe Horwath from 2014 to 2018. Prior to his time at Crow Horwath LLP, he held several key roles at KeyBank in different compliance-related roles beginning in October 2005. Mr. Smalley holds a BA in Political Science from University of Dayton, a JD from the School of Law at University of Akron, as well as an MBA in Executive Masters of Business Administration from Cleveland State University.

EXECUTIVE COMPENSATION

We are currently considered an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation, for our last completed fiscal year. Further, our reporting obligations extend only to “Named Executive Officers,” which are the individuals who served as principal executive officer and the next two most highly compensated executive officers at any time during fiscal year 2023 or fiscal year 2022;

Executive Principal Position

Brandon Mintz . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . President and Chief Executive Officer

Scott Buchanan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Chief Operating Officer

Glen Leibowitz . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Chief Financial Officer

2023 Summary Compensation Table

The following table summarizes the compensation awarded to or earned by or paid to our Named Executive Officers for the fiscal year ended December 31, 2023 and the fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)(1)	Stock All Other Bonus Awards Compensation Total ($)(2) ($)(3) ($)(4) ($)
Brandon Mintz . . . . . . . . . . . . . . . . . . . .	2023	$688,188	$ 80,000 $2,923,380 $ — $3,691,568
President and Chief Executive
Officer . . . . . . . . . . . . . . . . . . . . . . . .	2022	$613,187	$ — $ — $ — $ 613,187
Scott Buchanan . . . . . . . . . . . . . . . . . . .	2023	$305,730	$ 50,000 $ 948,538 $825,000 $2,129,268
Chief Operating Officer . . . . . . . . . . . . .	2022	$273,077	$ 80,000 $ — $ — $ 353,077
Glen Leibowitz . . . . . . . . . . . . . . . . . . .	2023	$275,687	$100,000 $ 130,527 $ — $ 506,214
Chief Financial Officer . . . . . . . . . . . . .	2022	$ 32,967	$ — $ — $ — $ 32,967

(1)
The amount in this column reflects the base salary actually earned by each Named Executive Officer during each of fiscal year 2023 and 2022.
(2)
The amount in this column reflects the annual bonus earned by Mr. Buchanan (i) in fiscal year 2023 based on the achievement of net profit goals for BT OpCo, which was earned at 50% of target and (ii) in fiscal year 2022 based on the achievement of net profit goals for BT OpCo, which was earned at 80% of target. Mr. Mintz was not eligible to receive any annual bonus or other incentive compensation during fiscal year 2022.
(3)
The amount in this column includes the grant of a share-based bonus earned by the Chief Executive Officer as a result of the closing of the Business Combination on June 30, 2023. The Company issued 500,000 Class A Common shares and had a fair value of $3.23 per share. These shares have no vesting requirements when issued. See the table below for RSUs outstanding. RSUs were granted in July 2023 at a fair market value of $3.61 per unit.
(4)
The amount in this column reflects the closing of the Business Combination Sale Bonus to Mr. Buchanan. In July 2023, Mr. Buchanan’s Sale Bonus Agreement was amended to include the following provisions: (i) $500,000 was paid in July 2023 (ii) $325,000 was paid as soon as the Tangible Net Worth of Bitcoin Depot Operating LLC was above $3 million (iii) $750,000 to be paid over time as the BT Assets Preferred Dividends are paid. For each $5.0 million of Preferred Dividends that are paid Mr. Buchanan will be paid $125,000 until he has received the full $750,000 (iv) 120,500 RSUs which will vest quarterly over 1 year. As of December 31, 2023 both the $500,000 and $325,000 have been paid as well as the 120,500 RSUs were granted during the three months ended September 2023. The RSUs granted are accounted for in the Stock Awards column.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Neither the Company nor any of its subsidiaries is a party to an employment agreement with Brandon Mintz. On July 1, 2020, Bitcoin Depot Operating LLC (“BT OpCo”) entered into an employment agreement with Scott Buchanan to serve as the Vice President, Finance & Human Resources of BT OpCo. Mr. Buchanan’s title was subsequently changed to Chief Operating Officer and Chief Financial Officer. The employment agreement does not have a fixed term. Mr. Buchanan’s employment agreement provides for an initial annual base salary of $125,000 (which has subsequently been increased to $290,000), as well as eligibility for Mr. Buchanan to earn an annual cash bonus as described below in the “Annual Bonus” section. Mr. Buchanan is also eligible for paid time off, reimbursement of business expenses, and participation in any health, dental and vision benefits provided by BT OpCo to similarly situated employees.

Mr. Buchanan also entered into separate non-disclosure and restrictive covenant agreements that provide for the following restrictive covenants: (i) non-competition and non-solicitation of customers and employees or service providers, in each case, during employment and for two years following termination and (ii) perpetual non-disclosure of confidential information.

Base Salary

The base salaries of our Named Executive Officers are paid to retain qualified talent and are set at a level that is commensurate with the Named Executive Officer’s duties and authorities.

Prior to closing of the Business Combination on June 30, 2023, Mr. Mintz’s base salary was $600,000, Mr. Buchanan’s base salary was $290,000, and Mr. Leibowitz’s base salary was $250,000. After the closing of the Business Combination, on July 1, 2023, Mr. Mintz’s base salary was increased to $750,000, Mr. Buchanan’s base salary was increased to $320,000, and Mr. Leibowitz’s base salary was increased to $300,000. The Company expects to further evaluate the base salaries of its executive officers, including its Named Executive Officers, in consultation with the Compensation Committee, periodically.

For fiscal year 2022, Mr. Mintz’s base salary was $600,000 and Mr. Buchanan’s base salary was $250,000 until it was increased to $290,000, effective September 1, 2022.

Non-Equity Incentive Plan Compensation

With respect to fiscal year 2023 and fiscal year 2022, Mr. Buchanan was eligible to receive an annual bonus, with the target amount of $100,000, pursuant to his employment agreement with BT OpCo, as described above. The annual bonus for fiscal year 2023 and fiscal year 2022 for Mr. Buchanan was earned at 50% and 80% respectively, of target based on the attainment of net profit goals for BT OpCo.

Equity Incentive Compensation and Long Term Incentive Plan

Effective with the Business Combination, the Company and its’ Board of Directors adopted the Bitcoin Depot Inc. 2023 Omnibus Incentive Equity Plan (the “Incentive Equity Plan”). The aggregate number of shares of PubCo Class A common stock that may be issued or used for reference purposes or with respect to which awards may be granted under the Incentive Equity Plan shall not exceed an amount equal to the sum of (i) ten percent (10%) of the number of shares of PubCo common stock outstanding as of immediately following the closing of the Business Combination, plus (ii) the aggregate number of shares of PubCo Class A common stock issuable upon settlement of the Phantom Equity Awards or the BT Transaction Bonus Payments in accordance with the transaction agreement for the Business Combination (the “Transaction Agreement”) (in each case, subject to adjustment in the event of certain transactions or changes of capitalization in accordance with the Incentive Equity Plan) (together, the “Initial Share Reserve”). The number of shares available for issuance under the Incentive Equity Plan will be subject to an annual increase on the first day of each calendar year beginning January 1, 2023 and ending and including January 1, 2032, equal to the lesser of (i) four percent (4%) of the aggregate number of shares of PubCo Class A common stock outstanding on the final day of the immediately preceding calendar year and (ii) any such smaller number of shares as is determined by our board of directors. The aggregate number of shares that may be issued or used under the Incentive Equity Plan pursuant to incentive stock options (“ISOs”) shall not exceed the Initial Share Reserve.

Shares of PubCo Class A common stock subject to an award that expires or is canceled, forfeited or otherwise terminated without delivery of shares, shares tendered in payment of an option, shares covered by a stock-settled SAR (as defined below) or other award that were not issued upon settlement, and shares delivered or withheld to satisfy any tax withholding obligations will again be available for delivery pursuant to other awards under the Incentive Equity Plan. The number of shares available for issuance under the Incentive Equity Plan will not be reduced by shares issued pursuant to awards issued or assumed in connection with a merger or acquisition as contemplated by applicable stock exchange rules.

Additional Narrative Disclosure

Scott Buchanan Sale Bonus Agreement

On July 21, 2020, BT OpCo entered into a sale bonus agreement with Mr. Buchanan, as modified by a letter from BT OpCo dated August 24, 2022 (collectively, the “Sale Bonus Agreement”). Pursuant to the Sale Bonus Agreement, upon a Sale Transaction (as defined in the Sale Bonus Agreement, which includes the Business Combination) where (i) the enterprise value of BT OpCo (as calculated in accordance with the terms of the Sale Bonus Agreement) is at least $25,000,000, BT OpCo will pay Mr. Buchanan a sale transaction bonus in an amount equal to 0.5% of the net proceeds realized in connection with such Sale Transaction, payable in a lump sum cash payment on or within 30 days following the date of the closing of such Sale Transaction (the “Original Bonus”) and (ii) BT OpCo will pay Mr. Buchanan an additional bonus payment of $1,000,000 minus the amount of the Original Bonus (such amount the “Additional Bonus”). In the event the net proceeds from the Business Combination are equal to or greater than $5,000,000, then 50% of the Additional Bonus is payable in a lump sum cash payment on the first payroll date following the date of the closing of the Business Combination. In the event the net proceeds from the Business Combination are equal to or greater than $10,000,000, the remaining 50% of the Additional Bonus is payable in a lump sum cash payment on BT OpCo’s first payroll date following BT OpCo’s determination that BT OpCo has sufficient cash on hand to make such payment (but in no event later than the first to occur of (1) March 15 of the calendar year immediately following the calendar year in which the closing of the Business Combination occurs and (2) the Grant Date (as defined below)).

On or within 30 days following the date on which the registration statement on Form S-8 with respect to the common stock of BT OpCo is filed (the “Grant Date”), subject to Mr. Buchanan’s continued employment by BT OpCo through the Grant Date, BT OpCo will grant Mr. Buchanan a number of restricted stock units, each representing the right to receive one share of PubCo common stock (the “RSUs”), equal to (i) 0.5% of the number of shares of BT OpCo’s common stock received by BT Assets, Inc. upon the closing of the Business Combination, minus (ii) the quotient of (x) the cumulative amount, if any, of the Original Bonus and Additional Bonus paid to Mr. Buchanan as of the Grant Date, divided by (y) 10.15. The RSUs will vest in four equal installments on the dates on which the share consideration to be issued to existing equity holders of BT Assets, Inc. in the Business Combination is released from lock-up (which is anticipated to be on the first four quarterly earnings releases of BT OpCo following the Grant Date), subject to Mr. Buchanan’s continued employment by BT OpCo through each vesting date.

Mr. Buchanan’s Sale Bonus Agreement provides for the following restrictive covenants: (i) non-disparagement until July 21, 2025 and (ii) perpetual non-disclosure of confidential information. In the event that the closing of the Business Combination does not occur on or prior to August 26, 2023, the terms of the modification letter dated August 24, 2022 (which include, among other things, payment of the Additional Bonus and grant of the RSUs) will become void.

Amended Sale Bonus Agreement

In July 2023, Mr. Buchanan’s Sale Bonus Agreement was amended to include the following provisions: (i) $500,000 to be paid in July 2023 (ii) $325,000 to be paid as soon as the Tangible Net Worth of Bitcoin Depot Operating LLC is above $3 million (iii) $750,000 to be paid over time as the BT Assets Preferred Dividends are paid. For each $5.0 million of Preferred Dividends that are paid Mr. Buchanan will be paid $125,000 until he has received the full $750,000 (iv) 120,500 RSU’s which will vest quarterly over 1 year, which were granted in July 2023.

Employee and Retirement Benefits

We currently provide broad-based health and welfare benefits that are available to our full-time employees, including our Named Executive Officers, including health, life, vision, and dental insurance. In addition, we currently make available a retirement plan intended to provide benefits under Section 401(k) of the Code, pursuant to which employees (including our Named Executive Officers) may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the plan. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We believe that such health, welfare, and retirement benefits are necessary and appropriate to provide a competitive compensation package to our Named Executive Officers.

Outstanding Equity Awards at December 31, 2023

The following table presents information regarding the outstanding options held by each of our Named Executive Officers as of December 31, 2023.

Stock Awards
Name	Year	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)
Brandon Mintz	2023 2022	362,432 -	$1,170,655 $ -
Scott Buchanan	2023 2022	232,628 -	$ 749,062 $ -
Glen Leibowitz	2023 2022	36,157 -	$ 116,787 $ -

Clawback Policy

On October 30th, 2023, the Compensation Committee adopted a Clawback Policy intended to comply with the listing requirements of the Nasdaq (the “Clawback Policy”). The Clawback Policy requires the Company to clawback erroneously awarded incentive compensation “received” (i.e., earned) by the covered officers during the three fiscal years that precede the date on which the Company determines it is required to prepare a “Big R” or “little r” accounting restatement. The Clawback Policy applies to those current and former officers who are subject to Section 16(a) of the Exchange Act, and applies to incentive-based compensation (i.e., compensation that is earned in whole or in part based on the attainment of financial performance measures). A copy of the Clawback Policy is included as an exhibit in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation paid to our directors during 2023.

Director Name	Year	Cash Compensation	Committee Compensation	Stock Option Awards(1)	Total
		$	$	$	$
Brandon Mintz	2023	-	-	-	-
Bradley Strock	2023	24,375	6,563	126,350	157,288
Dan Gardner	2023	15,000	2,625	126,350	143,975
Daniel Stabile	2023	15,000	5,125	126,350	146,475
Teri Fontenot	2023	-	-	-	-
Scott Buchanan	2023	-	-	-	-
Tim Vanderham	2023	15,000	4,063	126,350	145,413

(1) Each director was granted 35,000 RSUs which cliff vest after 1 year.

Director Compensation

Non-employee directors receive compensation for their service on our Board and committees they serve on. The Company compensates our non-employee directors as follows (i) $30,000 annually for non-employee directors other than the lead independent director of the Board and (ii) $48,750 for the lead independent director of the Board. Compensation for the non-employee directors also consists of a cash payments based on their role on each committee they serve. In addition to annual cash compensation, the Company compensates its non-employee directors for their participation on our various committees. The compensation is based on the following roles on the board and the committees they serve on:

Committee/Role	Committee Compensation
Audit committee chairperson . . . . . . . . . . . . . . .	$20,000
Audit committee member . . . . . . . . . . . . . . . . .	$ 8,125
Compensation committee chairperson . . . . . . . .	$11,500
Compensation committee member . . . . . . . . . .	$ 5,250
Nominating and corporate governance
committee chairperson . . . . . . . . . . . . . . . . . .	$ 8,000
Nominating and corporate governance committee member . . . . . . . . . . . . . . . . . . . .	$ 5,000

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Bitcoin Depot Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:

1
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.
2
The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3
The Audit Committee has discussed with KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Audit Committee of Bitcoin Depot Inc.
Teri Fontenot (Chair)
Bradley Strock
Tim Vanderham

* The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock as of October 22, 2024, by:

•
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the common stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership is based on 17,922,048 shares of our Class A common stock and 41,193,024 shares of Class V common stock outstanding as of October 22, 2024. All shares of our Voting Common Stock, other than our Class A common stock and Class B common stock, is convertible into Class A common stock at a ratio of 1:1 in the circumstances described in our Amended and Restated Charter and the Amended and Restated Limited Liability Company Agreement of BT HoldCo LLC (“BT HoldCo”). In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our Class A common stock or Class V common stock as to which such person or entity has the right to acquire within 60 days of October 22, 2024, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise noted below, the address of each beneficial owner named below is c/o Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326.

Name of Beneficial Owner	Shares of Class A Common Stock	Percentage Beneficially Owned (%)	Shares of Class V Common Stock	Percentage Beneficially Owned (%)
5% Stockholders:
BT Assets, Inc. (1)	-	-	41,193,024	100%
Andrew Mitchell Paul(2)	3,062,762	17.09%	-	-
Sopris SS-BCD Secondary Investors, LLC(3)	2,906,976	16.22%
Meteora Strategic Capital, LLC(4)	1,477,371	8.24%	-	-
LMR Investment Managers(5)	1,439,871	8.03%	-	-
Polar Multi-Strategy Master Fund(6)	1,439,395	8.03%	-	-
Shaolin Capital Management LLC(7)	1,365,646	7.62%	-	-
Oppenheimer Principal Investments LLC(8)	1,000,749	5.584%	-	-
Executive Officers and Directors:
Brandon Mintz(9)	34,270	*%	41,193,024	100%
Scott Buchanan(10)	231,276	*%	-	-
Glen Leibowitz(11)	116,543	*%	-	-
Teri Fontenot	-	-	-	-
Dan Gardner	-	-	-	-
Daniel Stabile	-	-	-	-
Bradley Strock	-	-	-	-
Tim Vanderham	-	-	-	-
All directors and current executive officers as a group (8 persons):	382,089	2.1%	41,193,024	100%

* Less than 1%

(1)
Consists of 41,193,024 shares of Class V common stock held by BT Assets, Inc., of which Mr. Mintz, our Chairman and CEO, is the sole voting stockholder and therefore Mr. Mintz may be deemed to beneficially own such shares.
(2)
Consists of (i) 155,786 shares of Class A common stock held by Andrew Mitchell Paul and (ii) 2,906,976 shares of Class A common stock held by Sopris SS-BCD Secondary Investors, LLC. Mr. Paul is the sole managing member of Sopris SS-BCD Secondary Investors, LLC. The address of Sopris SS-BCD Secondary Investors, LLC is 409 Aspen Airport Business Center, Suite B, Aspen, Colorado 81611.

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(3)
Consists of 2,906,976 shares of Class A common stock held by Sopris SS-BCD Secondary Investors, LLC. Mr. Paul is the sole managing member of Sopris SS-BCD Secondary Investors, LLC. The address of Sopris SS-BCD Secondary Investors, LLC is 409 Aspen Airport Business Center, Suite B, Aspen, Colorado 81611.
(4)
Consists of (i) 774,421 shares of Class A common stock, (ii) 29,794 shares of Class E-1 common stock, (iii) 29,794 shares of Class E-2 common stock, (iv) 29,794 shares of Class E-3 common stock, (v) 1,434,739 Private Placement Warrants, and (vi) 1,171,495 Public Warrants purchased in the open market, held directly by Meteora Strategic Capital, LLC (“MSC”). Meteora Capital, LLC (“Meteora”) is the Manager of MSC and has investment and dispositive power over the securities. Vikas Mittal is the Managing Member of MSC and Meteora and may be deemed to have voting and investment control with respect to the securities held by these entities. Each of the parties in this footnote disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest the party may have therein. The business address of these entities and Mr. Mittal is 1200 N Federal Hwy, Ste 200, Boca Raton, Florida 33432.
(5)
Consists of 1,439,871 Public Warrants exercisable for shares of Class A common stock. LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG and LMR Partners (DIFC) Limited (collectively, the “LMR Investment Managers”), serve as the investment managers to certain funds with respect to the shares of Class A common stock held by certain funds. The ultimate natural persons who have voting and dispositive power over the securities held by certain funds and managed by LMR Investment Managers are Ben Levin and Stefan Renold. The securities beneficially owned by the preceding reporting parties are directly held by LMR Master Fund and LMR CCSA Master Fund, for which the LMR Investment Managers serve as the Investment Managers. The business address of LMR Investment Managers is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place London, W1J 8AJ, United Kingdom.
(6)
Consists of (i) 144,884 shares of Class A common stock and (ii) 1,294,511 Public Warrants exercisable for shares of Class A common stock subject to an ownership blocker pursuant to the Non-Redemption Agreement entered into by the Company and Polar Multi-Strategy Master Fund (the “Polar Fund”), each held directly by the Polar Fund. The Polar Fund is under management by Polar Asset Management Partners Inc. (“PAMPI”). PAMPI serves as Investment Advisor to the Polar Fund and has control and discretion over the securities held by the Polar Fund. As such, PAMPI may be deemed the beneficial owner of the securities held by the Polar Fund. PAMPI disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest therein. The ultimate natural persons who have voting and dispositive power over the securities held by the Polar Fund are Paul Sabourin and Abdalla Ruken, Co-Chief Investment Officers of PAMPI. The business address of the Polar Fund is c/o Polar Asset Management Partners Inc., 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6 Canada.
(7)
Consists of, in each case, without giving effect to the 9.9% beneficial ownership blocker pursuant to the PIPE Agreement, (i) 770,727 shares of Class A common stock of which (w) 315,019 shares of Class A common stock are owned by Shaolin Capital Partners Master Fund Ltd, (x) 143,596 shares of Class A common stock are owned by MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, (y) 173,614 shares of Class A common stock are owned by DS Liquid DIV RVA SCM LLC and (z) 138,498 shares of Class A common stock are owned by Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (collectively, the “Shaolin funds”), including (1) 509 shares held by Shaolin Capital Partners Master Fund Ltd., 7,792 shares held by MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, 208 shares held by DS Liquid DIV RVA SCM LLC, and 7,292 shares held by Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC, registered for resale hereby by each such Shaolin fund, respectively, and (2) collectively among the Shaolin funds, 754,926 shares purchased in GSRM’s IPO (including rights that were exchanged into shares at the Closing), and (ii) 1,874,274 Public Warrants purchased in GSRM’s IPO and in the open market, of which (w) 751,584 Public Warrants are held by Shaolin Capital Partners Master Fund Ltd, (x) 367,358 Public Warrants are owned by MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, (y) 414,215 Public Warrants are owned by DS Liquid DIV RVA SCM LLC and (z) 341,117 Public Warrants are owned by Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC. Shaolin Capital Management LLC (“SCM”) is the Manager of the Shaolin funds and has sole investment and dispositive power over the securities. David Puritz, in his position as CIO at SCM and Michael Jester in his position as Co-founder and Head of Research at SCM may be deemed to have voting and investment control with respect to the securities held by these entities. SCM has sole voting and dispositive power over the securities held by each of these entities. Each of the parties in this footnote disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest the party may have therein. The business address of these entities and individuals is 230 NW 24th Street, Suite 603, Miami, Florida 33127.
(8)
Consists of 1,000,749 shares of Class A common stock held by Oppenheimer Principal Investments LLC. The address of Oppenheimer Principal Investments LLC is 85 Broad St, New York, New York 10004.
(9)
Mr. Mintz is Bitcoin Depot’s President and Chief Executive Officer and has served as Chairman of the board of directors of Bitcoin Depot since the Closing. The address of Mr. Mintz is c/o Bitcoin Depot Inc, 3343 Peachtree Road NE, Suite 750, Atlanta, Georgia 30326.
(10)
Consists of 231,276 shares of Class A common stock issuable upon exercise of the restricted stock units issued at Closing to Scott Buchanan, a U.S. citizen, under the Bitcoin Depot Inc. 2023 Omnibus Incentive Equity Plan. Mr. Buchanan is Bitcoin Depot’s Chief Operating Officer and has served as a member of the board of directors of Bitcoin Depot since the Closing. The address of Mr. Buchanan is c/o Bitcoin Depot Inc, 3343 Peachtree Road NE, Suite 750, Atlanta, Georgia 30326.
(11)
Consists of 116,543 shares of Class A common stock held by Glen Leibowitz, a U.S. citizen. Mr. Leibowitz is Bitcoin Depot’s Chief Financial Officer. The address of Mr. Leibowitz is c/o Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, Georgia 30326.

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TRANSACTIONS WITH RELATED PERSONS

Tax Receivable Agreement

At the closing of the Business Combination, we entered into a tax receivable agreement with BT HoldCo and BT Assets (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, we are generally required to pay BT Assets 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign income taxes that we realize, or in certain circumstances is deemed to realize, as a result of certain tax attributes, including:

•
existing tax basis in certain assets of BT HoldCo and BT OpCo, including assets that will eventually be subject to depreciation or amortization, once placed in service, attributable to BT HoldCo Common Units acquired by us at the closing of the Business Combination and thereafter in accordance with the terms of the Amended and Restated Limited Liability Company Agreement of BT HoldCo (the “BT HoldCo LLCA”);
•
tax basis adjustments resulting from our acquisition of BT HoldCo Common Units from BT Assets at the closing of the Business Combination and thereafter pursuant to the terms of the BT LLCA (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement);
•
disproportionate tax-related allocations as a result of Section 704(c) of the Code; and
•
tax deductions in respect of interest payments deemed to be made by us in connection with the Tax Receivable Agreement (collectively, the “Tax Attributes”).

The payment obligations under the Tax Receivable Agreement are our obligations and not obligations of BT HoldCo. Under the Tax Receivable Agreement, we are generally treated as realizing a tax benefit from the use of a Tax Attribute on a “with and without” basis, by comparing our actual tax liability to the amount we would have been required to pay had we not been able to utilize any of the Tax Attributes. The term of the Tax Receivable Agreement commenced upon the closing of the Business Combination and will continue until all Tax Attributes have been utilized or expired, unless an early termination event occurs and we are required to make the termination payment specified in the Tax Receivable Agreement (as described further below).

The amounts payable, as well as the timing of any payments, under the Tax Receivable Agreement are dependent upon significant future events, including (but not limited to) the timing of the exchanges of BT HoldCo Common Units and surrender of a corresponding number of shares of Class V common stock, the price of Class A common stock at the time of each exchange, the extent to which such exchanges are taxable transactions, the depreciation and amortization periods that apply to any increase in tax basis resulting from such exchanges, the types of assets held by BT HoldCo and BT OpCo, the amount and timing of taxable income we generate in the future, the U.S. federal income tax rate then applicable and the portion of our payments under the Tax Receivable Agreement that constitute imputed interest or give rise to depreciable or amortizable tax basis. In connection with the preparation of the proxy statement filed in connection with the Business Combination, we previously estimated that the payment of the Over the Top Consideration (as defined in the Transaction Agreement) to BT Assets in the Business Combination would result in aggregate payments under the Tax Receivable Agreement of approximately $1.7 million. This amount did not take into account any future exchanges of BT HoldCo Common Units by BT Assets pursuant to the BT HoldCo Amended and Restated Limited Liability Company Agreement and this assumed (i) there would be a certain number of redemptions in connection with the Business Combination, (ii) a constant federal and state blended tax rate of 26.1% would apply to the Company, (iii) there would be no material changes in tax law and (iv) we have sufficient taxable income to utilize all Tax Attributes. These amounts are estimates and were prepared for informational purposes only. The actual amount of payments under the Tax Receivable Agreement could vary significantly.

Payments under the Tax Receivable Agreement will generally be based on the tax reporting positions that we determine (with the amount of subject payments determined in consultation with an advisory firm and subject to BT Assets’ review and consent). The IRS or another taxing authority may challenge all or any part of a position

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taken with respect to Tax Attributes or the utilization thereof, as well as other tax positions that we take, and a court may sustain such a challenge. In the event that any Tax Attributes initially claimed or utilized by us are disallowed, BT Assets will not be required to reimburse us for any excess payments that may previously have been made pursuant to the Tax Receivable Agreement, for example, due to adjustments resulting from examinations by taxing authorities. Rather, any excess payments made to BT Assets will be applied against and reduce any future cash payments otherwise required to be made by us under the Tax Receivable Agreement after the determination of such excess. However, a challenge to any Tax Attributes initially claimed or utilized may not arise for a number of years following the initial time of such payment. Moreover, even if a challenge arises earlier, any excess cash payment may be greater than the amount of future cash payments that we are otherwise required to make under the terms of the Tax Receivable Agreement. As a result, there might not be future cash payments against which any excess can be applied and we could be required to make payments under the Tax Receivable Agreement in excess of our actual savings in respect of the Tax Attributes, which could materially impair our financial condition.

The Tax Receivable Agreement provides that, in the case of certain early termination events (including certain changes of control, material breaches, or at our option subject to the approval of a majority of our independent directors), we will be required to make a lump-sum cash payment to BT Assets equal to the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement, which lump-sum payment would be based on certain assumptions, including those relating to us having sufficient future taxable income to fully utilize the Tax Attributes over certain specified time periods and that all BT HoldCo Common Units that had not yet been exchanged for shares of Class A common stock, shares of Class M common stock or cash are deemed exchanged.

Accordingly, as a result of these assumptions, the lump-sum payment may be due significantly in advance, and could materially exceed, the actual future tax benefits we realize. In these situations, our obligations under the Tax Receivable Agreement could have a material and adverse impact on our liquidity and financial condition, and could have the effect of delaying, deferring, or preventing certain mergers, asset sales, other forms of business combinations or other changes of control. For example, in connection with the preparation of the proxy statement filed in connection with the Business Combination, we previously estimated that if we had experienced a change of control or the Tax Receivable Agreement had otherwise been terminated immediately after the closing of the Business Combination, the estimated lump-sum payment would have been approximately $90.2 million. This estimated lump-sum payment was based on certain assumptions and was calculated using a discount rate equal to the Secured Overnight Financing Rate (SOFR) plus 100 basis points, applied against an undiscounted liability of approximately $134.6 million (based on the 21% U.S. federal corporate income tax rate and an estimated state and local income tax rate). These amounts are estimates and have been prepared for informational purposes only. The actual amount of such lump-sum payment could vary significantly.

Under the Tax Receivable Agreement, we are required to provide BT Assets with a schedule showing the calculation of payments that are due under the Tax Receivable Agreement with respect to each applicable taxable year. This calculation will be based upon the advice of an advisory firm. Payments under the Tax Receivable Agreement generally will be required to be made to BT Assets a short period of time after an applicable schedule becomes final pursuant to the procedures set forth in the Tax Receivable Agreement. Interest on such payments will begin to accrue on the due date (without extensions) of our U.S. federal income tax return for the applicable taxable year. Any late payments that may be made under the Tax Receivable Agreement will continue to accrue interest (generally at a default rate) until such payments are made. Our failure to make any payment required under the Tax Receivable Agreement within three months of the date on which the payment is required to be made will constitute a material breach under the Tax Receivable Agreement, which will terminate the Tax Receivable Agreement and accelerate future payments thereunder (as described above), unless making such payment would cause us to become insolvent or the failure to make the applicable payment is attributable to us (i) being prohibited from making such payment under the terms governing certain portions of our indebtedness or (ii) not having, and being unable to obtain with commercially reasonable efforts, sufficient funds to make such payment.

We are required to notify and keep BT Assets reasonably informed regarding tax audits or other proceedings the outcome of which is reasonably expected to materially and adversely affect payments to BT Assets under the Tax Receivable Agreement, and BT Assets has the right to (i) discuss with us, and provide input and comment to us regarding, any portion of any such tax audit or proceeding and (ii) participate in, at BT Assets’ expense, any such portion of any such tax audit or proceeding to the extent it relates to issues the resolution of which

5

would reasonably be expected to affect payments to BT Assets under the Tax Receivable Agreement. We are not permitted to settle or fail to contest any issue pertaining to income taxes that is reasonably expected to adversely affect BT Assets’ rights and obligations under the Tax Receivable Agreement without the consent of BT Assets (such consent not to be unreasonably withheld, conditioned or delayed).

BT HoldCo Amended and Restated Limited Liability Company Agreement

We operate our business through BT OpCo, a wholly owned subsidiary of BT HoldCo, and BT OpCo’s subsidiaries. At the closing of the Business Combination, we entered into the BT HoldCo LLCA with BT HoldCo and BT Assets, which sets forth, among other things, the rights and obligations of the members and the manager of BT HoldCo.

Management

Pursuant to the BT HoldCo LLCA, the business, property and affairs of BT HoldCo are managed by Brandon Mintz, as the manager of BT HoldCo, whose actions as manager are subject to our sole, absolute and exclusive direction.

Capitalization; Earnout Units

BT HoldCo has three authorized classes of units outstanding: BT HoldCo Preferred Units, BT HoldCo Common Units and BT HoldCo Earnout Units, with the BT HoldCo Earnout Units further divided into three subclasses, being (i) Class 1 Earnout Units of BT HoldCo, (ii) Class 2 Earnout Units of BT HoldCo and (iii) Class 3 Earnout Units of BT HoldCo.

In connection with the closing of the Business Combination and subject to the terms and conditions of the Transaction Agreement, BT HoldCo issued BT HoldCo Common Units and the BT HoldCo Matching Warrants to us in exchange for a cash contribution to BT HoldCo. The BT HoldCo Matching Warrants issued to us are exercisable to purchase a number of BT HoldCo Common Units equal to the number of shares of Class A common stock that may be purchased upon the exercise in full of all Warrants outstanding immediately after the closing of the Business Combination, such that immediately after completion of the Business Combination and the issuance of BT HoldCo Common Units and BT HoldCo Matching Warrants by BT HoldCo to us, the total number of BT HoldCo Common Units held by us was equal to the total number of outstanding shares of Class A common stock and the total number of BT HoldCo Common Units into which the BT HoldCo Matching Warrants held by us are exercisable was equal to the total number of shares of Class A common stock for which outstanding warrants issued by us are exercisable. Upon the valid exercise of a BT HoldCo Matching Warrant by us in accordance with the Warrant Agreement, BT HoldCo will issue to us the number of BT HoldCo Common Units to be issued in connection with such exercise. If any holder of a Warrant exercises such warrant, then we will cause a corresponding exercise of a BT HoldCo Matching Warrants, such that the number of shares of Class A common stock issued in connection with the exercise of the Warrants will equal the number of BT HoldCo Common Units issued by BT HoldCo. The exercise price to exercise a BT HoldCo Matching Warrant is equal to the exercise price paid by the holder of the corresponding Warrants. We further agreed that we will not exercise any BT HoldCo Matching Warrants other than in connection with the corresponding exercise of a Warrant.

Additionally, in connection with the closing of the Business Combination, BT Assets sold, transferred and assigned to us, and we purchased and accepted from BT Assets, certain BT HoldCo Common Units in consideration for the Over the Top Consideration (as defined in the Transaction Agreement).

In connection with the closing of the Business Combination, BT HoldCo issued BT HoldCo Earnout Units to BT Assets and to us that are accompanied by certain conversion requirements and rights, including that the BT HoldCo Earnout Units may either be converted into BT HoldCo Common Units or forfeited based on achievement milestones for the per-share price of Class A common stock during applicable earnout periods. Additionally, BT HoldCo Earnout Units may be automatically converted into BT HoldCo Common Units upon the consummation of a change of control transaction that meets a certain per-share price of Class A common stock.

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Preferred Units

BT Assets holds 2,900,000 BT HoldCo Preferred Units. The BT HoldCo Preferred Units are non-voting units of BT HoldCo that are senior to the BT HoldCo Common Units in respect of distributions (as further described below). Each BT HoldCo Preferred Unit will automatically convert into one BT HoldCo Common Unit upon the distribution of $10.00 in respect of each such BT HoldCo Preferred Unit (or $29.0 million in the aggregate). The conversion of the BT HoldCo Common Units will occur automatically upon such event without any further action by BT HoldCo, the manager of BT HoldCo, BT Assets or any other person. Following the conversion of the BT HoldCo Preferred Units, such units will entitle the holder to the rights and obligations of a holder of a BT HoldCo Common Unit and each converted BT HoldCo Preferred Unit will cease to be issued or outstanding.

Additional Units; Repurchase or Redemption of Class A Common Stock

The manager of BT HoldCo has the right to cause BT HoldCo to issue and create additional equity securities of BT HoldCo.

Subject to certain exceptions, at any time that we issue shares of Class A common stock, we will contribute to BT HoldCo all of the net proceeds (if any) we receive with respect to such shares of Class A common stock. Upon the contribution by us to BT HoldCo of all of such net proceeds we receive, BT HoldCo will issue a number of BT HoldCo Common Units equal to the number of shares of Class A common stock so issued.

If, at any time, any shares of Class A common stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by us for cash, except where such repurchase or redemption is paired with a stock split or stock dividend such that after the split or dividend there is an equal number of shares of Class A common stock outstanding as prior to the split or dividend, then the manager of BT HoldCo will cause BT HoldCo to, immediately prior to such repurchase or redemption of such shares, redeem a corresponding number of BT HoldCo Common Units held by us at an aggregate redemption price equal to the aggregate purchase or redemption price per share of Class A common stock being repurchased or redeemed by us (plus any reasonable expenses related thereto) and upon such other terms as are the same for the share or shares of Class A common stock being repurchased or redeemed by us.

Distributions

The BT HoldCo LLCA requires that tax distributions be made by BT HoldCo to the BT HoldCo unitholders (including us), on a pro rata basis, to the extent funds of BT HoldCo are legally available for distribution and such distribution would not be prohibited under any credit facility or any other agreement to which BT HoldCo or any of its subsidiaries is a party, in each case, as determined by the manager of BT HoldCo in its reasonable discretion. Tax distributions shall be made on a quarterly basis to each unitholder based on such unitholder’s allocable share of the taxable income of BT HoldCo and an assumed tax rate (and, in our case, taking into account our obligations under the Tax Receivable Agreement). The assumed tax rate will be the highest combined federal, state, and local tax rate that may potentially apply to a corporate or individual taxpayer (whichever is higher), taking into account certain assumptions and without regard to the actual final tax liability of any unitholder.

Other than with respect to tax distributions and subject to distributions to reimburse the manager of BT HoldCo and us for reasonable expenses, the manager may cause BT HoldCo to make distributions at such time, in such amounts and in such form (including in kind property) as determined by the manager, in each case, to the holders of BT HoldCo Preferred Units and Common Units in the following order of priority: (1) first, to the holders of the BT HoldCo Preferred Units until each such unit has received $10.00 in distributions (or $29.0 million in the aggregate) and (2) to the holders of the BT HoldCo Preferred Units and Common Units, pro rata based on the relative ownership of such units.

We expect BT HoldCo may make distributions out of distributable cash periodically and as necessary to enable us to cover our operating expenses and other obligations, including tax liabilities and other obligations under the Tax Receivable Agreement, except to the extent such distributions would be prohibited under the BT HoldCo Amended and Restated Limited Liability Company Agreement or are otherwise prohibited by law.

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Liability; Indemnification; Manager Reimbursement

The BT HoldCo Amended and Restated Limited Liability Company Agreement limits the liability of the members and unitholders of BT HoldCo and the officers, directors and managers of our, BT HoldCo and each of our subsidiaries to the fullest extent permitted by the DGCL and provides that BT HoldCo provide such persons with customary indemnification and advancement of expenses. BT HoldCo will reimburse the manager for any expenses incurred on behalf of BT HoldCo.

The manager will not be compensated for its services as the manager of BT HoldCo, but the manager will be reimbursed by BT HoldCo for any reasonable out-of-pocket expenses incurred by it on behalf of BT HoldCo.

Requested Services

Pursuant to the BT HoldCo Amended and Restated Limited Liability Company Agreement, for so long as BT Assets holds at least 5% or more of the outstanding BT HoldCo Common Units, BT HoldCo will use its reasonable best efforts to provide (or cause to be provided) at BT HoldCo expense, any accounting, tax, legal, insurance and administrative support to BT Assets and its affiliates as BT Assets may reasonably request.

The foregoing description of the BT HoldCo LLCA is qualified in its entirety by the full text of the BT HoldCo LLCA, a copy of which has been filed as an exhibit to our current report on Form 8-K filed with the SEC on July 7, 2023.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, we amended and restated the Registration Rights Agreement, dated as of February 24, 2022 (the “Amended and Restated Registration Rights Agreement”). Pursuant to the Amended and Restated Registration Rights Agreement, we granted certain customary registration rights with respect to our securities. Pursuant to the Amended and Restated Registration Rights Agreement we agreed to use commercially reasonable efforts to file with the SEC (at our sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the parties to the Amended and Restated Registration Rights Agreement. In certain circumstances, certain parties to the Amended and Restated Registration Rights Agreement can demand our assistance with underwritten offerings and block trades, and certain parties to the Amended and Restated Registration Rights Agreement are entitled to piggyback registration rights.

Pursuant to the Amended and Restated Registration Rights Agreement, shares held directly or indirectly by Sponsor, or distributed by Sponsor to certain third parties and affiliates of Sponsor concurrently with the closing of the Business Combination, and BT Assets are subject to the Lock-Up Period, with 25% of such Lock-Up Shares being released at each quarterly earnings release that occurs at least 60 days after the closing date, subject to an early release if approved by a majority of the independent members of our board of directors.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, a copy of which has been filed as an exhibit to our current report on Form 8-K filed with the SEC on July 7, 2023.

Preferred Sale Registration Rights Agreement

On October 3, 2023, the Company entered into a registration rights agreement (the “Preferred Sale RRA”) in connection with the Preferred Sale (as defined in the Preferred Sale RRA) with the Holders (as defined in the Preferred Sale RRA). The Preferred Sale RRA, among other things, provides that the Company is obligated to, within 15 calendar days of the consummation of the Preferred Sale, file with the SEC a registration statement to register the resale of the shares of Class A common stock issuable upon conversion of the Series A Preferred subscribed for and purchased by the Holders.

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The foregoing description of the Preferred Sale RRA does not purport to be complete and is qualified in its entirety by the full text of the Preferred Sale RRA, a copy of which has been filed as an exhibit to the 8-K filed on October 4, 2023.

Kiosk Service Agreement

On July 11, 2024, Kiosk Technicians, LLC (the “Service Provider”), a subsidiary of the Company entered into a kiosk service agreement (the “Kiosk Service Agreement”) with Lucky Unicorn, LLC (“Lucky Unicorn”), a company owned by Brandon Mintz, that owns and operates kiosks unrelated to the Company’s Bitcoin ATM business. Pursuant to the Kiosk Service Agreement, the Service Provider will provide Lucky Unicorn with certain administrative services, including marketing, cash management and asset management services for the machines, as well as assistance with regulatory filings and compliance. In exchange for these services, the Service Provider will receive 30% of the net profits generated by the machines calculated in accordance with the Kiosk Service Agreement. The term of the Kiosk Service Agreement is three years, with automatic one year renewals unless terminated by either party upon at least 90 days’ prior notice to the other party.

Indemnification Agreements

In connection with the closing of the Business Combination, we entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our organizational documents (the “Indemnification Agreements”). These agreements, among other things, require us to indemnify our directors and executive officers for certain costs, charges and expenses, including attorneys’ fees, judgments, fines and settlement amounts, reasonably incurred by a director or executive officer in any action or proceeding because of their association with us or any of our subsidiaries.

The foregoing description of the Indemnification Agreements is qualified in its entirety by the full text of the Indemnification Agreements, a copy of each of which has been filed as an exhibit to this prospectus.

Policies and Procedures for Related Person Transactions

Effective upon the closing of the Business Combination, our board of directors adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•
any person who is, or at any time during the applicable period was, one of our executive officers or directors;
•
any person who is known by us to be the beneficial owner of more than 5% of shares of Voting common stock;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of shares of Voting common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of shares of Voting common stock; and
•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

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We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Audit Committee Charter, the Audit Committee will have the responsibility to review, approve and ratify related party transactions.

The Audit Committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

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PROPOSAL 2: RATIFY THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024
Change in Auditors

On August 23, 2024, the Company notified KPMG LLP (“KPMG”) of its decision to dismiss KPMG as the Company’s independent registered public accounting firm, effective as of such date. The decision was approved by the Company's Audit Committee. The Audit Committee approved the engagement of Wolf & Company, P.C. (“Wolf”) as its new independent registered public accounting firm as of and for the year ended December 31, 2024 to fill the vacancy created by the dismissal of KPMG. As described below, the change in independent registered public accounting firm is not the result of any disagreement with KPMG.

KPMG’s audit reports on the Company’s financial statements for the years ended December 31, 2023 and 2022 did not provide an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021, contained a separate paragraph stating that “As discussed in Note 3 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2022, due to the adoption of Accounting Standards Codification 842, Leases.”

During the years ended December 31, 2023 and 2022, and the subsequent interim period through August 23, 2024, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report for such year, and (ii) no matter that was either the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K, except in connection with the preparation of the Company’s consolidated financial statements as of December 31, 2023 and 2022, during which management identified material weaknesses in its internal control over financial reporting. The material weaknesses had not been remediated as of June 30, 2024.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim periods through August 23, 2024, neither the Company nor anyone on its behalf has consulted with Wolf regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Wolf concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

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The following table summarizes the fees paid for professional services rendered by KPMG for each of the last two fiscal years:

US$(000)	For the Years End December 31,
	2023	2022
Audit fees	$ 5,590,000	$ 3,479,000
Audit-related fees	$ -	$ 50,000
Tax fees	$ 25,000	$ -
All other fees	$ -	$ -
Total	$ 5,615,000	$ 3,529,000

Audit fees. Audit fees consist of amounts for professional services rendered for the audit of our year-end financial statements and services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. The amount of fees charged by KPMG for professional services rendered for the audit of our financial statements for the year ended December 31, 2023 and 2022 totaled $5.6 million and $3.5 million, respectively. This amount includes audit fees.

Audit-Related Fees. Audit-related services consist of amounts for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. The aggregate amount of fees charged by KPMG for tax planning, tax advice and tax compliance for the year ended December 31, 2023 and 2022 totaled $25,000 and $0, respectively.

All Other Fees. We did not incur fees related to KPMG for any other services for both the year ended December 31, 2023 and 2022.

Procedures for Approval of Fees

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of Wolf will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

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STOCKHOLDER PROPOSALS
Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than August 21, 2025 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326, Attention: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 annual meeting of stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than September 20, 2025 and no earlier than August 21, 2025; provided, however, that in the event the annual meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding annual meeting of stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to the scheduled date of such annual meeting of stockholders and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such annual meeting of stockholders is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326, Attention: Secretary.

In addition to satisfying the foregoing requirements pursuant to the Company’s bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 20, 2025. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.

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ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326, Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was a holder of record or a beneficial owner of our common stock on October 22, 2024. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, GA 30326, Attention: Secretary, or by phone at (678) 435-9604. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Brandon Mintz
Brandon Mintz
Chairman and Chief Executive Officer
November 7, 2024
Atlanta, Georgia

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BITCOIN DEPOT

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Scan QR for digital voting

Bitcoin Depot Inc,

Annual Meeting of Stockholders

For Stockholders of record as of October 22, 2024

Thursday, December 19, 2024 1:45 PM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BTM for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:59 PM, Eastern Time, December 18, 2024.

Internet:
www.proxypush.com/BTM
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-230-6364
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Felicity Lewis (the "Named Proxy"), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Bitcoin Depot Inc, which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

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BITCOIN DEPOT

Bitcoin Depot Inc, Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect seven director nominees to serve as directors until the next Annual Meeting;				
		FOR	WITHHOLD		
	1.01 Brandon Mintz	☐	☐		FOR
	1.02 Scott Buchanan	☐	☐		FOR
	1.03 Dan Gardner	☐	☐		FOR
	1.04 Teri G. Fontenot	☐	☐		FOR
	1.05 Daniel Stabile	☐	☐		FOR
	1.06 Bradley Strock	☐	☐		FOR
	1.07 Tim Vanderham	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and	☐	☐	☐	FOR
3.	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/BTM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date

Signature (if held jointly) ____________ Date

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